UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

MEDIFAST, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-31573	13-3714405
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

3600 Crondall Lane, Owings Mills, Maryland 21117

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (410)-581-8042

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 14, 2014 at 2:00 p.m. EST, Michael C. MacDonald, Executive Chairman and Chief Executive Officer, and Timothy G. Robinson, Chief Financial Officer, of Medifast, Inc. (the “Company”) conducted a presentation at the Canaccord Genuity 34th Annual Growth Conference in Boston, Massachusetts. The presentation will be archived online on the Investor Relations section of the Company’s website at http://ir.medifastdiet.com/ through August 28, 2014.

The slides used during the presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation dated August 14, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ Jason L. Groves, Esq.
Jason L. Groves Executive Vice President and General Counsel

Dated: August 14, 2014

EXHIBIT INDEX

No.	Description

99.1	Investor Presentation dated August 14, 2014.

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